Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 20-F of American Israeli Paper Mills Limited (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Yaki Yerushalmi, Active Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

                 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: June 24, 2004                               /s/ Yaki Yerushalmi
                                                  --------------------------
                                                  Yaki Yerushalmi
                                                  Active Chief Executive Officer